UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2026

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37963	98-0630022
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
7700 Mills Civic Pkwy
West Des Moines, Iowa 50266
1 (515) 342-4678

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series B	ATHPrB	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 4.875% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series D	ATHPrD	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 7.75% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series E	ATHPrE	New York Stock Exchange

7.250% Fixed-Rate Reset Junior Subordinated Debentures due 2064	ATHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2026, Robert Brackenbury was appointed to the Board of Directors (“Board”) of Athene Holding Ltd. (the “Company”).

Mr. Brackenbury is expected to enter into a standard indemnification agreement with the Company, as more fully described under the caption “Other Related Party Transactions and Relationships” on page 217 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission on February 24, 2026 (the “Annual Report”). Mr. Brackenbury will also be eligible to receive director compensation from the Company as more fully described under the caption “Director Compensation” on pages 207 and 208 of the Annual Report.

There are no arrangements or understandings between Mr. Brackenbury and any person pursuant to which Mr. Brackenbury was selected as a director.

Item 7.01         Regulation FD Disclosure.

On June 23, 2026, the Company issued a press release announcing the appointment of Mr. Brackenbury to the Board. The press release is attached hereto as Exhibit 99.1.

The foregoing information, including the Exhibit referenced in Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing or document, except as shall be expressly set forth by specific reference in such a filing or document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated June 23, 2026 (furnished and not filed).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date:	June 23, 2026	/s/ Joseph B. Cohen
Joseph B. Cohen
Executive Vice President and General Counsel